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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): October 28, 2005

            IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2005, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securitization Trust 2005-A14, Mortgage Pass-Through Certificates, Series 2005-N).

                               IndyMac MBS, Inc.
               ----------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                      333-127556                95-4791925
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)

                  155 North Lake Avenue
                  Pasadena, California                            91101
              ------------------------------           ------------------------
                  (Address of Principal                         (Zip Code)
                   Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Section 8    -  Other Events

Item 8.01.   Other Events.

      In connection with the issuance by IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 2005-N (the "Certificates"), IndyMac MBS, Inc. is filing herewith a certificate guaranty insurance policy for the Class A-6 Certificates. The policy is attached hereto as Exhibit 99.1.

Section 9  - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    Exhibit No.     Description
    -----------     -----------

    99.1 Assured Guaranty Corp. Financial Guaranty Insurance Policy dated October 28, 2005



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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2005-N.


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                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.



                               By: /s/ Victor Woodworth
                                   ------------------------
                                   Victor Woodworth
                                   Vice President



Dated:  November 15, 2005


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                             Exhibit Index
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Exhibit
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99.1      Assured Guaranty Corp. Financial Guaranty Insurance Policy
          dated October 28, 2005



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